SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                              ------------------
                   Deutsche CROCI (Reg. TM) International VIP


The following information replaces similar "Management process" and "Derivatives" disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "FUND DETAILS" section of the fund's prospectuses:


MANAGEMENT PROCESS. Portfolio management will select approximately 50 stocks of companies that it believes offer economic value utilizing the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy as the primary factor, in addition to other factors. Under the CROCI (Reg. TM) strategy, economic value is measured using various metrics such as the CROCI (Reg. TM) Economic Price Earnings Ratio (CROCI (Reg. TM) Economic P/E Ratio). The CROCI (Reg. TM) Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI (Reg. TM) Economic P/E Ratio and other CROCI (Reg. TM) metrics may be adjusted from time to time. The CROCI (Reg. TM) strategy may apply other measures of company valuation, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI (Reg. TM) strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 50 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events. Portfolio management will select stocks primarily from a universe consisting of approximately 330 of the largest companies in developed markets outside North America represented in the CROCI (Reg. TM) Investment Strategy and Valuation Group's database of companies evaluated using the CROCI (Reg. TM) strategy, excluding financial companies and certain stocks from sectors which are not under the CROCI (Reg.
TM) Investment Strategy and Valuation Group's coverage.


The fund is reviewed periodically and adjusted in accordance with the CROCI (Reg. TM) strategy's rules, and the regional weighting in the fund is targeted to match the fund's benchmark. The region-neutral approach attempts to reduce the risk of significant regional over or underweights in the fund relative to the broader international equity market. The CROCI (Reg. TM) strategy does not form opinions about relative attractiveness of different regions and targets region neutrality in order to seek to reduce currency risks relative to the fund's benchmark, as well keeping the focus of the strategy on stock selection, rather than regional allocation. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity and trading controls and managing the portfolio with tax efficiency in mind.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, from time to time portfolio management may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to certain foreign markets that may not permit direct investment.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following disclosure replaces similar disclosure under the "MAIN RISKS" section of the summary section and "FUND DETAILS" section of the fund's prospectuses:


CURRENCY RISK. Changes in currency exchange rates may affect the value of the fund's investment and the fund's share price. To the extent the fund's forward currency contracts are not successful in hedging against such changes, the fund's US dollar share price may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund's holdings goes up. Furthermore, the fund's use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country's government.


April 10, 2017
PROSTKR-804

                                                   Deutsche
                                                   Asset Management [DB Logo]





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In order to minimize transaction costs or for other reasons, the fund's exposure to non-US currencies of the fund's investments may not be hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably.

               Please Retain This Supplement for Future Reference


April 10, 2017
PROSTKR-804
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